Income Taxes	12 Months Ended
Jun. 30, 2012
Income Taxes
Income Taxes

Note 13. Income Taxes

The Company’s income (loss) before income taxes consisted of the following (in millions):

	Years Ended
	June 30,	July 2,	July 3,
	2012	2011	2010
Domestic	$(76.7)	$44.6	$(65.6)
Foreign	33.1	1.0	6.3
(Loss) income before income taxes	$(43.6)	$45.6	$(59.3)

The Company’s income tax expense (benefit) consisted of the following (in millions):

	Years Ended
	June 30,	July 2,	July 3,
	2012	2011	2010
Federal:
Current	$—	$(0.1)	$(0.4)
Deferred	0.6	1.4	0.4
	0.6	1.3	—
State:
Current	0.2	0.1	(0.1)
Deferred	0.1	0.2	—
	0.3	0.3	(0.1)
Foreign:
Current	16.1	11.6	7.1
Deferred	(5.0)	(39.2)	(4.5)
	11.1	(27.6)	2.6
Total income tax expense (benefit)	$12.0	$(26.0)	$2.5

The federal deferred tax expense primarily relates to the amortization of tax deductible goodwill.  The foreign current expense primarily relates to the Company’s profitable operations in certain foreign jurisdictions.  The foreign deferred tax benefit primarily relates to the amortization of foreign intangibles.

There was no material tax benefit associated with exercise of stock options for the fiscal years ended June 30, 2012, July 2, 2011, and July 3, 2010.

A reconciliation of the Company’s income tax expense (benefit) at the federal statutory rate to the income tax expense (benefit) at the effective tax rate is as follows (in millions):

	Years Ended
	June 30,	July 2,	July 3,
	2012	2011	2010
Income tax (benefit) expense computed at federal statutory rate	$(15.2)	$15.9	$(20.8)
Foreign rate differential	(3.8)	(1.0)	(1.0)
Valuation allowance	23.7	(44.0)	24.1
Reversal of previously accrued taxes	(1.5)	(6.1)	(1.3)
Withholding tax	0.2	1.6	1.0
Tax credits	(1.2)	—	(1.0)
Non-deductible expenses	6.0	4.0	2.2
Other	3.8	3.6	(0.7)
Income tax expense (benefit)	$12.0	$(26.0)	$2.5

The components of the Company’s net deferred taxes consisted of the following (in millions):

	Years Ended
	June 30,	July 2,	July 3,
	2012	2011	2010
Gross deferred tax assets:
Tax credit carryforwards	$148.0	$140.1	$158.4
Net operating loss carryforwards	2,288.2	2,273.4	2,334.1
Inventories	15.3	15.5	18.1
Accruals and reserves	41.0	43.6	27.1
Other	102.3	102.1	92.5
Acquisition-related items	127.2	155.4	186.3
Gross deferred tax assets	2,722.0	2,730.1	2,816.5
Valuation allowance	(2,637.0)	(2,611.2)	(2,702.6)
Deferred tax assets	85.0	118.9	113.9
Gross deferred tax liabilities:
Acquisition-related items	(35.2)	(65.1)	(86.3)
Undistributed foreign earnings	(2.9)	(2.3)	(4.0)
Other	(12.3)	(20.4)	(29.2)
Deferred tax liabilities	(50.4)	(87.8)	(119.5)
Total net deferred tax assets (liabilities)	$34.6	$31.1	$(5.6)

As of June 30, 2012, the Company had federal, state and foreign tax net operating loss carryforwards of $5,876.5 million, $2,223.8 million and $867.3 million, respectively, and federal, state and foreign research and other tax credit carryforwards of $74.5 million, $37.3  million and $47.4 million, respectively. Of this amount, approximately $81.5 million when realized will be credited to additional paid-in capital. The Company’s policy is to account for the utilization of tax attributes under a with-and-without approach. The tax net operating loss and tax credit carryforwards will expire at various dates through 2032 if not utilized. Utilization of the tax net operating losses may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code and similar state and foreign provisions. Loss carryforward limitations may result in the expiration or reduced utilization of a portion of the Company’s net operating losses.

U.S. income and foreign withholding taxes associated with the repatriation of earnings of foreign subsidiaries have not been provided on $186.1 million of undistributed earnings for certain foreign subsidiaries. The Company intends to reinvest these earnings indefinitely outside of the United States. The Company estimates that an additional $8.2 million of U.S. income or foreign withholding taxes would have to be provided if these earnings were repatriated back to the U.S.

The valuation allowance increased by $25.8 million in fiscal 2012, decreased by $91.4 million in fiscal 2011, and increased by $26.0 million in fiscal 2010. The increase during fiscal 2012 was primarily due to increases in domestic and foreign tax net operating losses sustained during the year, offset by utilization and expiration of domestic and foreign net operating losses. The decrease during fiscal 2011 was primarily due to release of the deferred tax valuation allowance for a non-US jurisdiction and the utilization and expiration of domestic and foreign net operating losses. The increase during fiscal 2010 was primarily due to increases in domestic and foreign tax net operating losses sustained during the year, offset by utilization of foreign net operating losses.

Approximately $514.7 million of the valuation allowance as of June 30, 2012 was attributable to pre-fiscal 2006 windfall stock option deductions, the benefit of which will be credited to paid-in-capital if and when realized through a reduction in income tax payable. Beginning with fiscal 2006, the Company began to track the windfall stock option deductions off-balance sheet. If and when realized, the tax benefit associated with those deductions will be credited to additional paid-in-capital.

During fiscal 2011, the Company determined that it is more likely than not that a portion of the deferred tax assets of a subsidiary in a non-US jurisdiction (the “foreign subsidiary”) will be realized after considering all positive and negative evidence. Prior to fiscal 2011, because of significant negative evidence including principally continued economic uncertainty in the industry in the foreign jurisdiction specifically and reorganization activity that would adversely affect the foreign subsidiary’s future operations and profit levels on a continuing basis in future years, the Company determined that it was more likely than not that the deferred tax assets would not be realized. However, during fiscal 2011, the foreign subsidiary had realized cumulative pre-tax income for the preceding three years and as a result of the finalization of the Company’s reorganization plans during the year had forecasted future pre-tax income sufficient to realize a portion of its deferred tax assets prior to the expiration of its operating losses and tax credit carryforwards. Upon considering the relative impact of all evidence, both negative and positive, and the weight accorded to each, the Company concluded that it was more likely than not that a portion of the deferred tax assets of the foreign subsidiary would be realized and that such portion of the valuation allowance should be released.

Accordingly, a deferred tax valuation allowance release of $34.9 million was recorded as an income tax benefit during the year. The Company’s conclusion that it is more likely than not that a portion of such deferred tax assets will be realized is strongly influenced by its forecast of future taxable income. The Company believes its forecast of future taxable income is reasonable; however, it is inherently uncertain. Therefore, if the Company realizes materially less future taxable income than forecasted or has material unforeseen losses, then its ability to generate sufficient income necessary to realize a portion of the deferred tax assets may be reduced and an additional charge to increase the valuation allowance may be recorded. Conversely, if the Company generates taxable income materially greater than what was forecasted, then a further release of valuation allowance may be possible.

A reconciliation of unrecognized tax benefits between June 27, 2009 through June 30, 2012 is as follows (in millions):

Balance at June 27, 2009	69.3
Additions based on the tax positions related to the current year	1.1
Reductions for lapse of statute of limitations	(7.3)
Additions due to foreign currency rate fluctuation	2.7
Reductions based on the tax positions related to the prior year	(0.6)
Balance at July 3, 2010	65.2
Additions based on the tax positions related to the current year	3.6
Reductions for lapse of statute of limitations	(3.6)
Reductions due to foreign currency rate fluctuation	(0.5)
Reductions based on the tax positions related to the prior year	(0.7)
Balance at July 2, 2011	64.0
Additions based on the tax positions related to the current year	3.4
Reductions for lapse of statute of limitations or for audit settlements	(1.9)
Reductions due to foreign currency rate fluctuation	(1.5)
Reductions based on change of tax rate	(2.7)
Balance at June 30, 2012	$61.3

The liabilities for unrecognized tax benefits relate primarily to the allocations of revenue and costs among the Company’s global operations.  In addition, utilization of the Company’s tax net operating losses may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code and similar state and foreign provisions.  As a result, loss carryforward limitations may result in the expiration or reduced utilization of a portion of the Company’s net operating losses.

Included in the balance of unrecognized tax benefits at June 30, 2012 are $3.8 million of tax benefits that, if recognized, would impact the effective tax rate.  Also included in the balance of unrecognized tax benefits at June 30, 2012 are $57.5 million of tax benefits that, if recognized, would result in adjustments to the valuation allowance.

The Company’s policy is to recognize accrued interest and penalties related to unrecognized tax benefits within the income tax provision. The amount of interest and penalties accrued as of June 30, 2012 and July 2, 2011 was approximately $23.0 million and $23.8 million, respectively. During fiscal 2012, the Company’s accrued interest and penalties was reduced by $0.8 million primarily because of the lapse of statute of limitations and foreign currency rate fluctuations.  Due to the uncertainties related to current examinations in various jurisdictions, other changes could occur in the amount of unrecognized tax benefits during the next twelve months which the Company is unable to estimate at this time.

The following table summarizes the Company’s major tax jurisdictions and the tax years that remain subject to examination by such jurisdictions as of June 30, 2012:

Tax Jurisdictions	Tax Years
United States	2008 and onward
Canada	2005 and onward
China	2007 and onward
France	2007 and onward
Germany	2006 and onward